SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported)    JUNE 29, 1996
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                                COMPSCRIPT, INC.
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             (Exact name of registrant as specified in its charter)



      FLORIDA                      0-20594                  65-0506539
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(State or other jurisdiction    (Commission File          (IRS Employer
 or incorporation)                     Number)           Identification No.)



       1225 BROKEN SOUND PARKWAY N.W., SUITE A, BOCA RATON, FLORIDA 33487
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (407) 994-8585
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                              CAPITAL BRANDS, INC.
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          (Former name or former address, if changed since last report)

Item 8.  CHANGE IN FISCAL YEAR.

        On April 26, 1996, Compscript, Inc. (f/k/a Capital Brands, Inc.) (the "Company") entered into a Share Exchange Agreement pursuant to which the shareholders of Compscript-Boca, Inc. (f/k/a Compscript, Inc.) ("Compscript-Boca")acquired in excess of 75% of the outstanding stock of the Company. The transaction was appropriately accounted for as a reverse acquisition with the accounting survivor being Compscript- Boca. Prior to such transaction, the Company's fiscal year ended on December 31 and Compscript-Boca's fiscal year ended on September 30. On June 29, 1996, the Company determined to change the fiscal year of the accounting survivor to December 31. The Company intends to file a transition report on Form 10-KSB, covering the appropriate transition.

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


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CAPITAL BRANDS, INC.


                                             By: /s/ BRIAN A. KAHAN
                                                 -------------------------
                                                  Brian A. Kahan
                                                  Chief Executive Officer


DATED:  August 1, 1996
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